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                                                                    Exhibit 10.3


                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

                                  June 23, 2006


       The undersigned parties to the Registration Rights Agreement, dated as of March 24, 2006, by and between Idera Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the parties named therein (the "Registration Rights Agreement"), do hereby consent to this Amendment No. 1 to the Registration Rights Agreement (this "Amendment") and agree as follows:

1. That Section 2(b) of the Registration Rights Agreement be deleted in its entirety and the following be substituted therefor:

       "(b) The Company shall use its best efforts to prepare and file with the Commission on or prior to August 14, 2006 a Registration Statement (the "Pre-Issuance Registration Statement") covering the resale of the maximum number of shares of Common Stock that may be issued to the Investor pursuant to Section 3 of the Purchase Agreement as of the filing of such Pre-Issuance Registration Statement. The Company shall use its best efforts to have the Pre-Issuance Registration Statement declared effective by the Commission within 90 days after the date the Pre-Issuance Registration Statement is filed or as soon as possible thereafter."

2. That Section 2(c) of the Registration Rights Agreement be deleted in its entirety and the following be substituted therefor:

       "(c) In the event that any shares of Common Stock are issued to the Investor pursuant to Section 3 of the Purchase Agreement prior to the date the Pre-Issuance Registration Statement is filed by the Company with the Commission (the "Unregistered Shares"), the Company shall use its best efforts to prepare and file with the Commission within 7 days of the date such Unregistered Shares are issued by the Company a Registration Statement (an "Additional Registration Statement") covering the resale of such Unregistered Shares. The Company shall use its best efforts to have an Additional Registration Statement declared effective by the Commission within 90 days after the date such Additional Registration Statement is filed or as soon as possible thereafter.

3. This Amendment may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment, once executed by a party, may be delivered by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

4. Except as expressly modified by or pursuant to this Amendment, the Registration Rights Agreement shall remain in full force and effect without any other change or modification.



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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the
Registration Rights Agreement to be duly executed as of the day and year first above written.



                                             COMPANY:

                                             IDERA PHARMACEUTICALS, INC.


                                             By: /s/ Sudhir Agrawal
                                                 -------------------------------
                                                 Name: Sudhir Agrawal
                                                 Title: Chief Executive Officer



                                             INVESTOR:

                                             BIOTECH SHARES LTD.


                                             By: /s/ Oussama Salam
                                                 -------------------------------
                                                 Name: Oussama Salam
                                                 Title: Director